The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                                    GUARANTY
                                   (Corporate)

New  York,  New  York
                                                              December  4,  2002


     FOR VALUE RECEIVED, and in consideration of investments made or to be made or credit otherwise extended or to be extended by Laurus Master Fund, Ltd. ("Laurus") to or for the account of Comverge Technologies, Inc. ("Debtor") from time to time and at any time pursuant to that certain Purchase and Security Agreement, dated as of the date hereof (the "Purchase Agreement") and for other good and valuable consideration and to induce Laurus to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as Laurus may deem advisable or as required by the Purchase Agreement or the Note, the undersigned (the "Guarantor" or "the undersigned") unconditionally guaranties to Laurus, its successors, endorsees and assigns the prompt payment when due (whether by acceleration or otherwise) of all present and future obligations and liabilities of any and all kinds of Debtor to Laurus under the Note (as defined in the Purchase Agreement) and of all instruments of any nature evidencing or relating to any such obligations and liabilities under the Note upon which Debtor is or may become liable to Laurus, whether secured or unsecured, absolute or contingent, joint or several, or arising under the Note or under any documents, instruments or agreements relating to or executed in connection with the Note or any documents, instruments or agreements referred to therein (together with the Note, as each may be amended, modified, restated or supplemented from time to time, the "Documents"), or otherwise (all of which are herein collectively referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity or enforceability of of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations in any case commenced by or against Debtor under Title 11, United States Code, including, without limitation, obligations or indebtedness of Debtor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case. In furtherance of the foregoing, the undersigned hereby agrees as follows:

     1. NO IMPAIRMENT. Laurus may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange or surrender any collateral for, renew or extend any of the Obligations or increase or decrease the interest rate thereon, and may also make any agreement with Debtor or with any other party to or person liable on any of the Obligations, or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between Laurus and Debtor or any such other party or person, or make any election of rights Laurus may deem desirable under the United States Bankruptcy Code, as amended, or any other federal or state bankruptcy, reorganization, moratorium or insolvency law relating to or affecting the enforcement of creditors' rights generally (any of the foregoing, an "Insolvency Law") without in any way impairing or affecting this Guaranty. This instrument shall be effective regardless of the subsequent incorporation, merger or consolidation of Debtor, or any change in the composition, nature, personnel or location of Debtor and shall extend to any successor entity to Debtor, including a debtor in possession or the like under any Insolvency Law.

     2. GUARANTY ABSOLUTE. The undersigned guarantees that the Obligations will be paid strictly in accordance with the terms of the Note and/or any other document, instrument or agreement creating or evidencing the Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Debtor with respect thereto. Guarantor hereby knowingly accepts the full range of risk encompassed within a contract of "continuing guaranty" which risk includes the possibility that Debtor will contract additional indebtedness for which Guarantor may be liable hereunder after Debtor's financial condition or ability to pay its lawful debts when they fall due has deteriorated, whether or not Debtor has properly authorized incurring such additional indebtedness. The undersigned acknowledges that any extension of credit to the Debtor shall be governed solely by the provisions of the Documents. The liability of the undersigned under this Guaranty shall be absolute and unconditional, in accordance with its terms, and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated by (to the extent permitted by law): (a) any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under or in respect of the Documents or any other instruments or agreements relating to the Obligations or any assignment or transfer of any thereof, (b) any lack of validity or enforceability of any Document or any assignment or transfer of any thereof, (c) any furnishing of any additional security to Laurus or its assignees or any acceptance thereof or any release of any security by Laurus or its assignees, (d) any assignment or transfer of any thereof or any invalidity or unenforceability, in whole or in part, of any such Document, instrument or agreement or any term thereof, (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Debtor, or any action taken with respect to this Guaranty by any trustee or receiver, or by any court, in any such proceeding, whether or not the undersigned shall have notice or knowledge of any of the foregoing, (f) any exchange, release or nonperfection of any collateral, or any release, or amendment or waiver of or consent to departure from any security, for all or any of the Obligations or (g) any other circumstance which would otherwise constitute a defense available to, or a discharge of, the undersigned. Obligations include post-petition interest whether or not allowed or allowable.

     3.     WAIVERS.  (a)     This  Guaranty is a guaranty of payment and not of
collection or performance. Laurus shall be under no obligation to institute suit, exercise rights or remedies or take any other action against Debtor or any other person liable with respect to any of the Obligations or resort to any collateral security held by it to secure any of the Obligations as a condition precedent to the undersigned being obligated to perform as agreed herein and Guarantor hereby waives any and all rights which it may have by statute or otherwise which would require Laurus to do any of the foregoing. Guarantor further consents and agrees that Laurus shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Obligations. The undersigned hereby waives all suretyship defenses and any rights to interpose any defense, counterclaim or offset of any nature and description which the undersigned may have or which may exist between and among Laurus, Debtor and/or the undersigned with respect to the undersigned's obligations under this Guaranty, or which Debtor may assert on the underlying debt, including but not limited to failure of consideration, breach of warranty, fraud, payment (other than cash payment in full of the Obliga-tions), statute of frauds, bankruptcy, infancy, statute of limitations, accord and satisfaction, and usury.

               (b) The undersigned further waives (i) notice of the acceptance of this Guaranty, of the making of any such loans or extensions of credit, and of all notices and demands of any kind to which the undersigned may be entitled, including, without limitation, notice of adverse change in Debtor's financial condition or of any other fact which might materially increase the risk of the undersigned and (ii) presentment to or demand of payment from Debtor or the Guarantor, protest, notices of presentment, non-payment or protest and notice of any sale of collateral security or any default of any sort.

               (c) Notwithstanding any payment or payments made by the undersigned hereunder, or any setoff or application of funds of the undersigned made by Laurus, the undersigned shall not be entitled to be subrogated to any of the rights of Laurus against Debtor or against any collateral or guarantee or right of offset held by Laurus for the payment of the Obligations, nor shall the undersigned seek or be entitled to seek any contribution or reimbursement from Debtor in respect of payments made by the undersigned hereunder, until all amounts owing to Laurus by Debtor on account of the Obligations are paid in full and the Documents have been terminated. If, notwithstanding the foregoing, any amount paid to the undersigned on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Documents shall not have been terminated, such amount shall be held by the undersigned in trust for Laurus, segregated from other funds of the undersigned, and shall forthwith upon, and in any event within three (3) business days of receipt by the undersigned, be turned over to Laurus in the exact form received by the undersigned (duly endorsed by the undersigned to Laurus, if required), to be applied against the Obligations, whether matured or unmatured, in such order as Laurus may determine, subject to the provisions of the Documents. Any and all present and future debts and obligations of Debtor to the undersigned are hereby waived and postponed in favor of, and subordinated to the full payment and performance of, all Obligations of Debtor to Laurus.

     4. REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents and warrants (all of which representations and warranties shall survive until all Obligations are satisfied in full and the Documents have been irrevocably terminated), that:

               (a) CORPORATE STATUS. The undersigned is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power, authority and legal right to own its property and assets and to transact the business in which it is engaged, except where such failure does not have a material adverse effect on the business, operations, assets or condition, financial or otherwise, of the undersigned ("Material Adverse Effect").

               (b) AUTHORITY AND EXECUTION. The undersigned has full power, authority and legal right to execute and deliver, and to perform its obligations under, this Guaranty and has taken all necessary corporate and legal action to authorize the execution, delivery and performance of this Guaranty.

               (c) LEGAL, VALID AND BINDING CHARACTER. This Guaranty constitutes the legal, valid and binding obligation of the undersigned enforceable in accordance with its terms, except as enforceability may be limited by applicable Insolvency Law.

               (d) VIOLATIONS. The execution, delivery and performance of this Guaranty will not violate, in any material respect, any requirement of law applicable to the undersigned or any material contract, agreement or instrument to which the undersigned is a party or by which the undersigned or any property of the undersigned is bound or result in the creation or imposition of any mortgage, lien or other encumbrance other than to Laurus on any of the property or assets of the undersigned pursuant to the provisions of any of the foregoing.

               (e) CONSENTS OR APPROVALS. No consent of any other person or entity (including, without limitation, any creditor of the undersigned) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

               (f) LITIGATION. No litigation, arbitration, investigation or administrative proceeding of or before any court, arbitrator or governmental authority, bureau or agency is currently pending or, to the best knowledge of the undersigned, threatened (i) with respect to this Guaranty or any of the transactions contemplated by this Guaranty or (ii) against or affecting the undersigned, or any of property or assets of the undersigned, which, if adversely determined, would have a Material Adverse Effect.

               (g) FINANCIAL BENEFIT. The undersigned has derived or expects to derive a financial or other advantage from each and every loan, advance or extension of credit made under the Documents or other Obligation incurred by Debtor to Laurus.

     5. ACCELERATION. (a) If the undersigned should at any time become insolvent, or make a general assignment, or if a proceeding in or under any Insolvency Law shall be filed or commenced by, or in respect of, the undersigned, or if a notice of any lien, levy, or assessment is filed of record with respect to any assets of the undersigned by the United States of America or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time or times hereafter to any one of them becomes a lien or encumbrance upon any assets of the undersigned in Laurus's possession, or otherwise, except if any such lien or encumbrances does not have a Material Adverse Effect, any and all Obligations shall for purposes hereof, at Laurus's option, be deemed due and payable without notice notwithstanding that any such Obligation is not then due and payable by Debtor.

               (b) The undersigned will promptly notify Laurus of any default by the undersigned in the performance or observance of any term or condition of any agreement to which the undersigned is a party if the effect of such default is to cause, or permit the holder of any obligation under such agreement to cause, such obligation to become due prior to its stated maturity and, if such an event occurs except for any such defaults that does not have a Material Adverse Effect, Laurus shall have the right to accelerate the undersigned's obligations hereunder.

     6. COSTS. The undersigned shall pay on demand, all costs, fees and expenses (including expenses for legal services of every kind) relating or incidental to the enforcement or protection of the rights of Laurus hereunder.

     7. NO TERMINATION. This is a continuing irrevocable guaranty and shall remain in full force and effect and be binding upon the undersigned, and the undersigned's successors and assigns, until all of the Obligations have been paid in full and the Documents have been terminated. If any of the present or future Obligations are guarantied by persons, partnerships or corporations in addition to the undersigned, the death, release or discharge in whole or in part or the bankruptcy, merger, consolidation, incorporation, liquidation or dissolution of one or more of them shall not discharge or affect the liabilities of the undersigned under this Guaranty.

     8. RECAPTURE. Anything in this Guaranty to the contrary notwithstanding, if Laurus receives any payment or payments on account of the liabilities guaranteed hereby, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver, or any other party under any Insolvency Law, common law or equitable doctrine, then to the extent of any sum not finally retained by Laurus, the undersigned's obligations to Laurus shall be reinstated and this Guaranty shall remain in full force and effect (or be reinstated) until payment shall have been made to Laurus, which payment shall be due on demand.

     9. BOOKS AND RECORDS. The books and records of Laurus showing the account between Laurus and Debtor shall be admissible in evidence in any action or proceeding, shall be binding upon the undersigned for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof.

     10. NO WAIVER. No failure on the part of Laurus to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Laurus of any right, remedy or power hereunder preclude any other or future exercise of any other legal right, remedy or power. Each and every right, remedy and power hereby granted to Laurus or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Laurus at any time and from time to time.

     11.     WAIVER  OF  JURY  TRIAL.  THE  UNDERSIGNED  DOES  HEREBY KNOWINGLY,
             -----------------------
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR WITH RESPECT TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR RELATING OR INCIDENTAL HERETO. THE UNDERSIGNED DOES HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LAURUS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LAURUS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     12.     GOVERNING LAW; JURISDICTION; AMENDMENTS.  THIS INSTRUMENT CANNOT BE
             ---------------------------------------
CHANGED OR TERMINATED ORALLY, AND SHALL BE GOVERNED, CONSTRUED AND INTERPRETED AS TO VALIDITY, ENFORCEMENT AND IN ALL OTHER RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE UNDERSIGNED EXPRESSLY CONSENTS TO THE JURISDICTION AND VENUE OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR ALL PURPOSES IN CONNECTION HEREWITH. ANY JUDICIAL PROCEEDING BY THE UNDERSIGNED AGAINST LAURUS INVOLVING, DIRECTLY OR INDIRECTLY ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED HEREWITH SHALL BE BROUGHT ONLY IN THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE UNDERSIGNED FURTHER CONSENTS THAT ANY SUMMONS, SUBPOENA OR OTHER PROCESS OR PAPERS (INCLUDING, WITHOUT LIMITATION, ANY NOTICE OR MOTION OR OTHER APPLICATION TO EITHER OF THE AFOREMENTIONED COURTS OR A JUDGE THEREOF) OR ANY NOTICE IN CONNECTION WITH ANY PROCEEDINGS HEREUNDER, MAY BE SERVED INSIDE OR OUTSIDE OF THE STATE OF NEW YORK OR THE SOUTHERN DISTRICT OF NEW YORK BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE PROVIDED A REASONABLE TIME FOR APPEARANCE IS PERMITTED, OR IN SUCH OTHER MANNER AS MAY BE PERMISSIBLE UNDER THE RULES OF SAID COURTS. THE UNDERSIGNED WAIVES ANY

OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREON AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.
-----  ---  ----------

     13. SEVERABILITY. To the extent permitted by applicable law, any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14. AMENDMENTS, WAIVERS. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the undersigned therefrom shall in any event be effective unless the same shall be in writing executed by the undersigned and Laurus.

     15. NOTICE. All notices, requests and demands to or upon the undersigned, shall be in writing and shall be deemed to have been duly given or made (a) when delivered, if by hand, (b) three (3) days after being sent, postage prepaid, if by registered or certified mail, (c) when transmission confirmed electronically or by a transaction report, if by facsimile, or (d) when delivered, if by a reputable overnight delivery service in each event, to the numbers and/or address set forth beneath the signature of the undersigned, with a copy to Sheldon Krause, Esq., Ehrenreich Eilenberg & Krause LLP, 11 East 44th Street, 17th Floor, New York, NY 10017, facsimile: 212-986-2399.

     16. SUCCESSORS. Laurus may, from time to time, without notice to the undersigned, sell, assign, transfer or otherwise dispose of all or any part of the Obligations and/or rights under this Guaranty. Without limiting the generality of the foregoing, Laurus may assign, or grant participations to, one or more banks, financial institutions or other entities all or any part of any of the Obligations. In each such event, Laurus, its Affiliates and each and every immediate and successive purchaser, assignee, transferee or holder of all or any part of the Obligations shall have the right to enforce this Guaranty, by legal action or otherwise, for its own benefit as fully as if such purchaser, assignee, transferee or holder were herein by name specifically given such right. Laurus shall have an unimpaired right to enforce this Guaranty for its benefit with respect to that portion of the Obligations which Laurus has not disposed of, sold, assigned, or otherwise transferred.

     17. RELEASE. Nothing except the termination of this Guaranty as set forth in Section 8 hereof shall release the undersigned from liability under this Guaranty.

     IN WITNESS WHEREOF, this Guaranty has been executed by the undersigned this 4TH day of December, 2002.


                                    DATA  SYSTEMS  &  SOFTWARE  INC.


                                    By:_________________________________________
                                    Name:  George  Morgenstern
                                    Title: President and Chief Executive Officer

                                    Address:     200  Route  17  South
                                                 Mahwah,  New  Jersey  07430
                                    Facsimile  No.:  201-529-3163


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